UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2020

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	82-1326219
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On August 31, 2020, Amplify Energy Corp. (the “Company”), received written notification (the “Notice”) from the New York Stock Exchange (“NYSE”) that the Company no longer satisfies the continued listing compliance standards set forth under Section 802.01B of the NYSE Listed Company Manual (the “Manual”) because the average global market capitalization of the Company was less than $50,000,000 over a consecutive 30 trading-day period that ended on August 28, 2020 and, at the same time, the Company’s stockholders’ equity was less than $50,000,000.

In accordance with Section 802.02 of the Manual, the Company has ten business days from receipt of the Notice to confirm to the NYSE receipt of the Notice and the Company’s intent to cure the deficiencies. Under NYSE procedures, the Company has 45 days from its receipt of the Notice to submit a plan to the NYSE demonstrating how it intends to regain compliance with the NYSE’s continued listing standards within 18 months. The Company intends to develop and submit a plan to bring it into compliance with the listing standards within the required timeframe.

Under NYSE rules, the Company’s common stock, par value $0.01 per share (the “Common Stock”), will continue to be listed on the NYSE during this 18-month cure period, subject to the Company’s compliance with other continued listing requirements. The Common Stock’s trading symbol “AMPY” will be assigned a “.BC” indicator by the NYSE to signify that the Company currently is not in compliance with the NYSE’s continued listing requirements. If the Company fails to regain compliance with Section 802.01B of the Manual during the cure period, the Common Stock will be subject to the NYSE’s suspension and delisting procedures.

Item 7.01	Regulation FD Disclosure.

On September 4, 2020, the Company issued a press release with respect to the receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release Issued by Amplify Energy Corp. on September 4, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2020	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Interim Chief Executive Officer, Senior Vice President and Chief Financial Officer